Exhibit 10.1

AMENDMENT NO. 1

TO FOUR YEAR CREDIT AGREEMENT

This AMENDMENT NO. 1 TO FOUR YEAR CREDIT AGREEMENT (this “Amendment”) dated as of June 13, 2013, is among EDWARDS LIFESCIENCES CORPORATION, a Delaware corporation (the “Company”), the US BORROWERS (as defined in the Credit Agreement referred to below) party hereto; the SWISS BORROWERS (as defined in the Credit Agreement) party hereto; the JAPANESE BORROWERS (as defined in the Credit Agreement) party hereto (the Company, the US Borrowers, the Swiss Borrowers and the Japanese Borrowers being collectively called the “Borrowers”), the SUBSIDIARY GUARANTORS (as defined in the Credit Agreement) party hereto, BANK OF AMERICA, N.A., in its capacity as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”), Swing Line Lenders and Issuing Bank, and each of the Lenders (as defined in the Credit Agreement) party hereto.

W I T N E S S E T H:

WHEREAS, the Borrowers, the Administrative Agent, and the Lenders have entered into that certain Four Year Credit Agreement dated as of July 29, 2011 (as amended, modified, supplemented, restated, or amended and restated, to, but not including, the date hereof, the “Credit Agreement”; capitalized terms used in this Amendment not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement), pursuant to which the Lenders have made revolving credit facilities available to the Borrowers; and

WHEREAS, the Subsidiary Guarantors and the Administrative Agent have entered into that certain Subsidiary Guarantee Agreement dated as of July 29, 2011 pursuant to which the Subsidiary Guarantors have guaranteed the payment and performance of the obligations of the Borrowers under the Credit Agreement and the other Loan Documents; and

WHEREAS, the Company and the other Borrowers have advised the Administrative Agent and the Lenders that they desire to amend certain provisions of the Credit Agreement to, among other things, (i) increase the Multicurrency Commitments from the US Dollar Equivalent of $400,000,000 to the US Dollar Equivalent of $650,000,000 (such increase to be allocated among the Lenders as set forth on Schedule 2.01 attached hereto and referred to herein as the “Multicurrency Commitment Increase”), and (ii) provide for the release of the obligations of the Subsidiary Guarantors under the Subsidiary Guarantee Agreement upon the Company’s obtaining certain debt ratings, in each case as more particularly set forth below, and the Administrative Agent and the Lenders party hereto are willing to effect such amendments on the terms and conditions contained in this Amendment;

NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.                                     Amendments to Credit Agreement.  Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended by:

(a)                                 Adding the following definitions to Section 1.01 of the Credit Agreement in the appropriate alphabetical order:

“Amendment No. 1 Effective Date” means June 13, 2013.

“Debt Rating” means, as of any date of determination, the debt rating of the Company’s non-credit-enhanced, senior unsecured long-term debt as determined by S&P and Moody’s (each a “Debt Rating”, and collectively, the “Debt Ratings”).

“Moody’s” means Moody’s Investors Service, Inc. and any successor thereto.

“S&P” means Standard & Poor’s Financial Services LLC, a subsidiary of The McGraw-Hill Companies, Inc., and any successor thereto.

“US Subsidiary Guarantor Release Requirement” means that the Company has obtained Debt Ratings of BBB-, with stable outlook, or higher from S&P and Baa3, with stable outlook, or higher from Moody’s, as certified to the Administrative Agent by the chief financial officer of the Company in a certificate in form and substance (including any attachments thereto) reasonably satisfactory to the Administrative Agent and its counsel, so long as at the time of obtaining such Debt Ratings, (x) no Default or Event of Default exists or will result therefrom and (y) the Borrowers are in compliance with the financial covenants set forth in Section 6.07 and 6.08.

(b)                                 Amending and restating the definition of “Designated Amount” in its entirety as follows:

“Designated Amount” means, at any time, the sum of (a) the aggregate outstanding principal amount at such time of Debt of Material Subsidiaries (other than Subsidiary Guarantors) that is permitted under clause (h) of Section 6.01, (b) the aggregate outstanding investment or claim in excess of $50,000,000 held at such time by Receivables Subsidiaries, as purchasers, assignees or other transferees of (or of interests in) Receivables sold under clause (iv) of Section 6.02(l), (c) the aggregate outstanding principal amount at such time of Secured Debt permitted under the last paragraph of Section 6.02 and (d) the aggregate amount at such time of the Attributable Debt in respect of Sale and Leaseback Transactions permitted under Section 6.03. The parties hereto acknowledge that if the US Subsidiary Guaranty Release

Requirement has been satisfied and such satisfaction has been certified to the Administrative Agent by the chief financial officer of the Company, the reference to “(other than Subsidiary Guarantors)” shall be disregarded and such determination of Designated Amount shall be calculated based on such Debt of all Material Subsidiaries, except to the extent that any such Material Subsidiary is a Subsidiary Guarantor; provided that the Designated Amount shall exclude any Borrowings under this Agreement, including by any Subsidiary of the Company.

(c)                                  Adding the following sentence at the end of the definition of “Multicurrency Commitment”:

The aggregate amount of the Multicurrency Commitments on the Amendment No. 1 Effective Date is the US Dollar Equivalent of $650,000,000.

(d)                                 Adding the following at the end of the first sentence of Section 2.20(b) of the Credit Agreement before the period:

; provided that, if the US Subsidiary Guaranty Release Requirement has been satisfied and such satisfaction has been certified to the Administrative Agent by the chief financial officer of the Company, the Obligations of each Borrower that is a US Subsidiary shall be several (and not joint) in nature

(e)                                  Deleting the existing Section 3.11 of the Credit Agreement and inserting the following in lieu thereof:

SECTION 3.11              Subsidiary Guarantors.  At any time prior to the satisfaction of the US Subsidiary Guaranty Release Requirement, the Subsidiary Guarantors include all the Material Subsidiaries, other than Foreign Subsidiaries and Receivables Subsidiaries.

(f)                                   Adding the following at the end of Section 5.09 of the Credit Agreement before the period:

; provided that, if the US Subsidiary Guaranty Release Requirement has been satisfied and such satisfaction has been certified to the Administrative Agent by the chief financial officer of the Company, (x) any then-existing Subsidiary Guarantors shall be released from their obligations under the Subsidiary Guarantee Agreement and the Indemnity, Subrogation and Contribution Agreement (other than as to obligations that are expressly stated in the Subsidiary Guarantee Agreement or the Indemnity, Subrogation and Contribution Agreement, as the case may be, to survive termination thereof), (y) this Section 5.09 shall no longer apply to require any additional US Subsidiaries to become Subsidiary Guarantors and (z) the Administrative Agent shall, upon request of the Company, execute and deliver to the Company such documentation as may be reasonably requested by the Company from time to time to release any such Subsidiary Guarantors from their obligations under the Subsidiary Guarantee Agreement and the Indemnity, Subrogation and Contribution Agreement (other than as to obligations that are expressly stated in the Subsidiary Guarantee Agreement or the Indemnity, Subrogation and Contribution Agreement, as the case may be, to survive such termination); provided that the Company may elect in its discretion to redesignate a Material Subsidiary as a Subsidiary Guarantor by causing such Material Subsidiary to provide a guaranty of the Obligations in favor of the Administrative Agent and the Lenders (in their capacity as lenders hereunder) in form and substance substantially in the form of Exhibit C or otherwise reasonably satisfactory to the Administrative Agent, and thereafter such Material Subsidiary shall be designated as a Subsidiary Guarantor; provided further however that, whether prior to or after satisfaction of the US Subsidiary Guaranty Release Requirement, no Material Subsidiary of the Company shall guarantee (i) senior, unsecured notes issued by the Company, or (ii) any other Debt of the Company in an aggregate principal amount of more than $25,000,000, unless the following requirements are met: (1) such Debt shall at all times rank pari passu with or junior in right of payment to the Obligations, (2) such Debt shall be guaranteed only by one or more Subsidiaries that have provided (or substantially simultaneously therewith provide) guaranties of the Obligations in favor of the Administrative Agent and the Lenders (in their capacity as lenders hereunder) in form and substance substantially in the form of Exhibit C or otherwise reasonably satisfactory to the Administrative Agent, and (3) in the event such Debt is entered into prior to the satisfaction of the US Subsidiary Guaranty Release Requirement, such Debt does not restrict the Guarantee Requirement

(g)                                  Adding the following sentence at the end of Section 6.01 of the Credit Agreement:

The parties hereto acknowledge that if the US Subsidiary Guaranty Release Requirement has been satisfied, the reference to “that is not a Subsidiary Guarantor” set forth above in this Section 6.01 shall be disregarded and such determination of Debt permitted by this Section 6.01 shall be made based on such Debt of all Material Subsidiaries, except to the extent that any such Material Subsidiary is a Subsidiary Guarantor.

(h)                                 Adding the following at the end of clause (A) of Section 6.04(a) of the Credit Agreement before the “and” at the end thereof:

unless the US Subsidiary Guaranty Release Requirement has been satisfied

(i)                                     Adding the following at the end of Section 6.04(b) of the Credit Agreement before the period:

and (iii) if the US Subsidiary Guaranty Release Requirement has been satisfied, in the case of any merger or consolidation to which a Borrower shall be a party, the survivor of such merger or consolidation shall be a Borrower

(j)                                    Deleting Section 6.06 of the Credit Agreement and inserting the following in lieu thereof:

SECTION 6.06              Certain Restrictive Agreements. Permit the Company or any Material Subsidiary to enter into any contract or other agreement that would limit the ability of any Material Subsidiary to pay dividends or make loans or advances to, or to repay loans or advances from, the Company or any other Subsidiary (other than any Unrestricted Subsidiary (as defined below)); provided that nothing in this section shall prohibit (a) covenants or agreements entered into in connection with the incurrence of secured Debt permitted hereunder that restrict the transfer of collateral securing such Debt, (b) agreements entered into in connection with sales of Receivables that govern the application of proceeds of sold Receivables, (c) any note purchase agreement, indenture or similar agreement providing for the issuance of senior, unsecured notes by the Company solely to the extent that (x) such note purchase agreement, indenture or similar agreement does not contain restrictions similar to those contained in this Section 6.06 that are more restrictive in any material respect than the restrictions set forth in this Section 6.06; provided that, in any event such note purchase agreement, indenture or similar agreement shall permit the payment of the Obligations and the right to obtain guaranties as provided for herein and (y) at the time of entering into any such note purchase agreement, indenture or similar agreement, no Event of Default has occurred and is continuing or would result therefrom, or (d) any agreement refinancing any Debt under any agreement described in the foregoing clause (c) (but without any expansion of the scope of the applicable covenants and events of default (however defined)).

For purposes of this Section 6.06, “Unrestricted Subsidiary” shall mean any Subsidiary of the Company which is designated as and meets the requirements of an “Unrestricted Subsidiary” (or similar term) under a note purchase agreement, indenture or similar agreement which provides for the issuance of senior, unsecured notes by the Company; provided that, in no event shall any Loan Party (or any Subsidiary which is a guarantor of the obligations under any such note purchase agreement, indenture or similar agreement) be considered an “Unrestricted Subsidiary.”

(k)                                 Deleting the existing  clause (i) of Article VII of the Credit Agreement and inserting the following in lieu thereof:

(i)                                     the guarantee of any Subsidiary Guarantor that is a Material Subsidiary under the Subsidiary Guarantee Agreement (unless no such Person is required to be a “Subsidiary Guarantor” as a result of the satisfaction of the US Subsidiary Guaranty Release Requirement) or the Company’s guarantee under Article X shall not be (or shall be asserted by the Company or any Subsidiary Guarantor not to be) valid or in full force and effect; or

(l)                                     Adding the following at the end of the first paragraph of Article VIII of the Credit Agreement before the period:

or if such Person is no longer required to be a “Subsidiary Guarantor” as a result of the satisfaction of the US Subsidiary Guaranty Release Requirement

(m)                             Deleting the existing Schedules 2.01, 3.01 and 3.05 attached to the Credit Agreement and inserting Schedules 2.01, 3.01 and 3.05, respectively. attached hereto in lieu thereof.

2.                                        Funding of Loans with Incremental Multicurrency Commitments.

(a)                                       On the Amendment No. 1 Effective Date (as hereinafter defined), (i) each Lender that is increasing its Multicurrency Commitment shall make available to the Administrative Agent such amounts in immediately available funds as the Administrative Agent shall determine, for the benefit of the other relevant Lenders, as being required in order to cause, after giving effect to such increase and the application of such amounts to make payments to such other relevant Lenders, the outstanding Multicurrency Revolving Committed Loans (and risk participations in outstanding Swing Line Loans and L/C Exposure) to be held ratably by all Lenders in accordance with their respective Multicurrency Commitment Percentages (as revised by this Amendment), and (ii) the Borrowers shall be deemed to have prepaid and reborrowed the outstanding Multicurrency Revolving Committed Loans as of the Amendment No. 1 Effective Date to the extent necessary to keep the outstanding Multicurrency Revolving Committed Loans ratable with any revised Multicurrency Commitment Percentages arising from any nonratable increase in the Multicurrency Commitments under this Amendment.  Each Lender hereby waives any break funding costs described in Section 2.16 of the Credit Agreement attributable to the deemed prepayments and reborrowings described in the immediately preceding sentence.

(b)                                       Upon the Amendment No. 1 Effective Date, the US Dollar Equivalent of the Multicurrency Commitment of each Lender will be as set forth on Schedule 2.01 attached hereto.

(c)                                        Notwithstanding the notice timeframes set forth in Section 2.10 of the Credit Agreement, the parties hereto acknowledge that the increase in the Multicurrency Commitments provided herein was made pursuant to Section 2.10 of the Credit Agreement.

3.                                     Effectiveness; Conditions Precedent.  This Agreement and the amendments to the Credit Agreement herein provided shall become effective at the time (the “Amendment No. 1 Effective Date”) when each of the following conditions has been satisfied:

(a)                                 the Administrative Agent shall have received:

(i)           counterparts of this Amendment duly executed by the Company, each other Borrower, each Subsidiary Guarantor, each Lender, the Issuing Bank, the Swing Line Lender and the Administrative Agent;

(ii)         favorable written opinions (addressed to the Administrative Agent and the Lenders and dated the Amendment No. 1 Effective Date) of (i) O’Melveny & Myers LLP, special counsel for the Company, and (ii) the Associate General Counsel of the Company, in each case in form and substance reasonably satisfactory to the Administrative Agent and its counsel (and each Loan Party hereby requests such counsel to deliver such opinions);

(iii) such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the formation, existence and good standing (to the extent such concept applies) of the Loan Parties and the authorization of transactions contemplated by this Amendment, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel; and

(iv)      a certificate, dated the Amendment No. 1 Effective Date and signed by the chief financial officer of the Company, confirming that all the conditions set forth in paragraphs (a) and (b) of Section 4.02 have been satisfied;

(b)                                 all fees payable to the Arrangers or the Administrative Agent for the benefit of the Lenders consenting hereto pursuant to that certain fee letter dated as of May 16, 2013 shall have been paid in full; and

(c)                                  all other fees and other amounts due and payable on or prior to the Amendment No. 1 Effective Date, including, to the extent an invoice with respect thereto shall have been received by the Company not fewer than two Business Days (or such lesser number of days as the Company shall agree) prior to the Amendment No. 1 Effective Date, reimbursement or payment of all out-of-pocket expenses (including the reasonable fees and expenses of counsel to the Administrative Agent) required to be reimbursed or paid by the Company hereunder or under any other Loan Document.

Without limiting the generality of the provisions of the third paragraph of Article VIII of the Credit Agreement, for purposes of determining compliance with the conditions specified in this Section 3, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Amendment No. 1 Effective Date specifying its objection thereto.

4.                                     Representations and Warranties.  In order to induce the Lenders to enter into this Amendment, each Loan Party represents and warrants to the Administrative Agent and Lenders as follows:

(a)                             At the time of and immediately after giving effect to this Amendment, (i) the representations and warranties of the Loan Parties set forth in the Loan Documents shall be true and correct on and as of the date hereof (other than representations which are given as of a particular date, in which case the representation is true and correct as of such earlier date), and (ii) no Default has occurred and is continuing.

(b)                             This Amendment has been duly executed and delivered by each Loan Party and constitutes the legal, valid and binding obligations of such Loan Party enforceable against such Loan Party in accordance with its terms, subject to effect of any applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and subject to the effect of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(c)                                  The Subsidiary Guarantors party hereto are the only Persons that are required to be a party to the Subsidiary Guarantee Agreement pursuant to the terms of the Credit Agreement.

5.                                     Consent of the Subsidiary Guarantors.  Each of the Subsidiary Guarantors hereby consents, acknowledges and agrees to the amendments set forth herein and hereby confirms and ratifies in all respects the Subsidiary Guarantee Agreement (including without limitation the continuation of such Subsidiary Guarantor’s payment and performance obligations thereunder upon and after the effectiveness of this Amendment and the amendments contemplated hereby) and the enforceability of the Subsidiary Guarantee Agreement against such Subsidiary Guarantor in accordance with its terms, subject to effect of any applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’

rights generally and subject to the effect of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

6.                                     Entire Agreement.  This Amendment, together with the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter.  No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty.  Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to any other party in relation to the subject matter hereof or thereof.  None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 11.02 of the Credit Agreement.

7.                                     Full Force and Effect of Credit Agreement.  Except as hereby specifically amended, modified or supplemented, the Credit Agreement is hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to its terms.  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.  On and after the effectiveness of this Amendment, this Amendment shall for all purposes constitute a Loan Document.

8.                                     Counterparts and Effectiveness.  This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.  Delivery of an executed counterpart of a signature page of this Amendment by telecopy or electronic delivery (including by .pdf) shall be effective as delivery of a manually executed counterpart of this Amendment.

9.                                     Governing Law; Severability.  THIS AMENDMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.  ALL OBLIGATIONS OF THE LOAN PARTIES AND THE RIGHTS OF THE ADMINISTRATIVE AGENT, THE ISSUING BANK AND THE LENDERS EXPRESSED HEREIN SHALL BE IN ADDITION TO AND NOT IN LIMITATION OF THOSE PROVIDED BY APPLICABLE LAW.  WHENEVER POSSIBLE EACH PROVISION OF THIS AMENDMENT SHALL BE INTERPRETED IN SUCH MANNER AS TO BE EFFECTIVE AND VALID UNDER APPLICABLE LAW, BUT IF ANY PROVISION OF THIS AMENDMENT SHALL BE PROHIBITED BY OR INVALID UNDER APPLICABLE LAW, SUCH PROVISION SHALL BE INEFFECTIVE TO THE EXTENT OF SUCH PROHIBITION OR INVALIDITY, WITHOUT INVALIDATING THE REMAINDER OF SUCH PROVISION OR THE REMAINING PROVISIONS OF THIS AMENDMENT.

10.                               References.  From and after the date hereof, all references in the Credit Agreement and any of the other Loan Documents to the “Credit Agreement”, “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean the Credit Agreement, as amended hereby.

11.                              Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the Loan Parties, the Administrative Agent, the Issuing Bank and the Lenders and their respective successors and assigns, to the extent such assignees are permitted assignees as provided in Section 11.04 of the Credit Agreement.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

LOAN PARTIES:
EDWARDS LIFESCIENCES CORPORATION

By:	/s/ Thomas M. Abate
	Name:	Thomas M. Abate
	Title:	Corporate Vice President and Chief Financial Officer

EDWARDS LIFESCIENCES WORLD TRADE CORPORATION

By:	/s/ Thomas M. Abate
	Name:	Thomas M. Abate
	Title:	Corporate Vice President, Chief Financial Officer

EDWARDS LIFESCIENCES LLC

By:	/s/ Thomas M. Abate
	Name:	Thomas M. Abate
	Title:	Corporate Vice President, Chief Financial Officer

EDWARDS LIFESCIENCES (U.S.) INC.

By:	/s/ Thomas M. Abate
	Name:	Thomas M. Abate
	Title:	Corporate Vice President, Chief Financial Officer

AMENDMENT NO. 1 TO FOUR YEAR CREDIT AGREEMENT

Signature Page

EDWARDS LIFESCIENCES CORPORATION OF PUERTO RICO

By:	/s/ Thomas M. Abate
	Name:	Thomas M. Abate
	Title:	Corporate Vice President and Chief Financial Officer

EDWARDS LIFESCIENCES AG

By:	/s/ Jean-Françoise Beyrath
	Name:	Jean-Françoise Beyrath
	Title:	Director

EDWARDS LIFESCIENCES TECHNOLOGY SARL

By:	/s/ Jean-Françoise Beyrath
	Name:	Jean-Françoise Beyrath
	Title:	Director

AMENDMENT NO. 1 TO FOUR YEAR CREDIT AGREEMENT

Signature Page

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Anthea Del Bianco
	Name:	Anthea Del Bianco
	Title:	Vice President

AMENDMENT NO. 1 TO FOUR YEAR CREDIT AGREEMENT

Signature Page

Name of Institution:

BANK OF AMERICA, N.A., as a Lender,
Issuing Bank and Swing Line Lender

By:	/s/ Zubin R. Shroff
	Name:	Zubin R. Shroff
	Title:	Director

AMENDMENT NO. 1 TO FOUR YEAR CREDIT AGREEMENT

Signature Page

Name of Institution:

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Dawn L. LeeLum
	Name:	Dawn L. LeeLum
	Title:	Executive Director

AMENDMENT NO. 1 TO FOUR YEAR CREDIT AGREEMENT

Signature Page

Name of Institution:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Andrea S. Chen
	Name:	Andrea S. Chen
	Title:	Director

AMENDMENT NO. 1 TO FOUR YEAR CREDIT AGREEMENT

Signature Page

Name of Institution:

U.S. BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Joseph M Schnorr
	Name:	Joseph M Schnorr
	Title:	Senior Vice President

AMENDMENT NO. 1 TO FOUR YEAR CREDIT AGREEMENT

Signature Page

Name of Institution:

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender

By:	/s/ Scott O’Connell
	Name:	Scott O’Connell
	Title:	Director

AMENDMENT NO. 1 TO FOUR YEAR CREDIT AGREEMENT

Signature Page

Name of Institution:

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ Virginia Cosenza
	Name:	Virginia Cosenza
	Title:	Vice President

By:	/s/ Ming K. Chu
	Name:	Ming K. Chu
	Title:	Vice President

AMENDMENT NO. 1 TO FOUR YEAR CREDIT AGREEMENT

Signature Page

Name of Institution:

MIZUHO CORPORATE BANK, LTD., as a Lender

By:	/s/ Bertram H. Tang
	Name:	Bertram H. Tang
	Title:	Authorized Signatory

AMENDMENT NO. 1 TO FOUR YEAR CREDIT AGREEMENT

Signature Page

Name of Institution:

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Mark Walton
	Name:	Mark Walton
	Title:	Authorized Signatory

AMENDMENT NO. 1 TO FOUR YEAR CREDIT AGREEMENT

Signature Page

Name of Institution:

MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ Kelly Chin
	Name:	Kelly Chin
	Title:	Authorized Signatory

AMENDMENT NO. 1 TO FOUR YEAR CREDIT AGREEMENT

Signature Page

Name of Institution:

UNION BANK, N.A., as a Lender

By:	/s/ Margaret Furbank
	Name:	Margaret Furbank
	Title:	Vice President

AMENDMENT NO. 1 TO FOUR YEAR CREDIT AGREEMENT

Signature Page

Name of Institution:

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Eric Seltenrich
	Name:	Eric Seltenrich (20151)
	Title:	Senior Vice President

AMENDMENT NO. 1 TO FOUR YEAR CREDIT AGREEMENT

Signature Page

Schedule 2.01

Multicurrency Commitments

	Multicurrency Commitment	Multicurrency Commitment Percentage
Bank of America, N.A.	$88,500,000.00	13.615384615%
JPMorgan Chase Bank, N.A.	$88,500,000.00	13.615384615%
Wells Fargo Bank, National Association	$88,500,000.00	13.615384615%
U.S. Bank National Association	$67,500,000.00	10.384615385%
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$56,000,000.00	8.615384615%
Deutsche Bank AG New York Branch	$56,000,000.00	8.615384615%
Mizuho Corporate Bank, Ltd.	$56,000,000.00	8.615384615%
Goldman Sachs Bank USA	$41,250,000.00	6.346153846%
Morgan Stanley Bank, N.A.	$41,250,000.00	6.346153846%
Union Bank, N.A.	$33,250,000.00	5.115384615%
HSBC Bank USA, National Association	$33,250,000.00	5.115384615%
	$650,000,000.00	100.000000000%

Yen Enabled Commitments

	Yen Enabled Commitment	Yen Enabled Commitment Percentage
Bank of America, N.A.	$16,500,000.00	16.500000000%
JPMorgan Chase Bank, N.A.	$16,500,000.00	16.500000000%
Wells Fargo Bank, National Association	$16,500,000.00	16.500000000%
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$11,500,000.00	11.500000000%
Deutsche Bank AG New York Branch	$11,500,000.00	11.500000000%
Mizuho Corporate Bank, Ltd.	$11,500,000.00	11.500000000%
Union Bank, N.A.	$8,000,000.00	8.000000000%
HSBC Bank USA, National Association	$8,000,000.00	8.000000000%
	$100,000,000.00	100.000000000%

Schedule 3.01

CERTAIN QUALIFICATION MATTERS

None.

AMENDMENT NO. 1 TO FOUR YEAR CREDIT AGREEMENT

Schedule 3.05

LITIGATION

1. All items under the Company’s Form 10-K filed on February 28, 2013 with the Securities and Exchange Commission for the fiscal year ended December 31, 2012, Part I, Item 3 “Legal Proceedings”

2. All items under the Company’s Form 10-Q filed on May 6, 2013 with the Securities and Exchange Commission for the fiscal quarter ended March 31, 2013, Part II, Item 1 “Legal Proceedings”

AMENDMENT NO. 1 TO FOUR YEAR CREDIT AGREEMENT